Pacer Cash COWZ 100-Nasdaq 100 Rotator ETF Trading Symbol: QQWZ Nasdaq Stock Market LLC Summary Prospectus April 16, 2025 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 16, 2025 are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Cash COWZ 100-Nasdaq 100 Rotator ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Cash COWZ 100-Nasdaq 100 Rotator Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.49%
* Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$50	$157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by and maintained by Index Design Group (the “Index Provider” or “IDG”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).

Cash COWZ 100-Nasdaq 100 Rotator Index
The Index uses an objective, rules-based methodology to provide exposure to large-capitalization companies. The Index uses IDG’s proprietary methodology to rotate between the holdings of one of two sub-indices: the Pacer US Cash Cows 100 Index and the Nasdaq-100® Index (each, a “Sub-Index,” and together, the “Sub-Indices”). The Index methodology seeks to identify the Sub-Index that has the strongest momentum based on the equal-weighted average monthly returns of the last one, three, six, nine, and 12 months. The Fund will invest in the holdings of the Sub-Index identified by the model as having the strongest momentum until such time as the Index methodology indicates the other Sub-Index has stronger momentum, indicating a rotation to the other Sub-Index.
The Index is reconstituted and rebalanced on a monthly basis, as of the close of business on the third-to-last business day of the month.
As of February 28, 2025, the Index was composed of 100 constituents.
The Pacer US Cash Cows 100 Index
The Pacer US Cash Cows Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.”
The initial Sub-Index universe is derived from the component companies of the Russell 1000® Index. The Russell 1000 Index measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, which is composed of the approximately 3,000 largest publicly-traded companies in the United States, as determined by the FTSE Russell Group.
Component companies of the initial Sub-Index universe are screened based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public). The equity securities of the 400 companies with the highest free-float market capitalization are further screened for inclusion in the Sub-Index universe. Companies with negative average projected free cash flows or earnings are removed from the Sub-Index universe. Additionally, financial companies, except for real estate investment trusts (“REITs”), are excluded from the Sub-Index universe.
The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Sub-Index.
At the time of each rebalance of the Sub-Index, the companies included in the Sub-Index are weighted in proportion to their trailing twelve month free cash flow, and weightings are capped at the lesser of (i) 2% or (ii) a percentage equal to 5% of a company’s free float market capitalization, assuming Index market capitalization of $40 billion. The Sub-Index is reconstituted and rebalanced quarterly as of the close of business on the 3rd Friday of March, June, September, and December based on data as of the 1st Friday of the applicable rebalance month.
The Nasdaq® 100 Index
The Nasdaq-100® Index (the “Nasdaq-100”) is designed to measure the performance of 100 of the largest non-financial companies by modified market capitalization listed on the Nasdaq Global Select Market or the Nasdaq Global Market. The Nasdaq-100 generally includes securities issued by U.S. and non-U.S. issuers, including American depositary receipts (“ADRs”), common stocks, ordinary shares and tracking stocks; REITs and other investment companies are not eligible for index inclusion.
The Nasdaq-100 includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq 100 Index comprises securities of companies across major industries, including computer, biotechnology, healthcare, telecommunications and transportation. The Nasdaq-100 was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100.
Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements described above. As of December 31, 2024, the range of market capitalizations of companies in the Nasdaq-100 was approximately $10.4 billion to $3.3 trillion.

The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that are the component securities of the Index. The Fund defines “equity securities” to mean common and preferred stocks, rights, warrants and depositary receipts. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
The Index, and consequently the Fund, is expected to have significant exposure to sectors that are favored by the respective Sub-Indices. As of February 28, 2025, the Pacer US Cash Cows Index had significant exposure to companies in the Energy sector, while the Nasdaq 100 Index had significant exposure to companies in the Information Technology sector.
The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
~~▪~~Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
~~▪~~Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Index Provider Risk. There is no assurance that an Index or Sub-Index provider or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The Fund relies upon the Index and Sub-Index providers and their agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Adviser or its agents generally will be borne by the Fund and its shareholders.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts, natural disasters, and potential civil liabilities. Such companies are also subject to risks changes in economic conditions, as well as market and political risks of the countries where energy companies are located or do business.
◦Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
~~▪~~Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Danke Wang, CFA, FRM, Portfolio Manager for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kavanaugh and Mr. Wang have each served as a portfolio manager since the Fund’s inception in 2025.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.